                             LETTER OF TRANSMITTAL               Exhibit 9(a)(2)
                        To Tender Shares of Common Stock         ---------------
                                       of
                          FIRST MERCHANTS CORPORATION
                       Pursuant to the Offer to Purchase
                            Dated November 19, 1999


-------------------------------------------------------------------------------
   THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M.,
     EASTERN TIME, ON DECEMBER 17, 1999, UNLESS THE OFFER IS EXTENDED.
-------------------------------------------------------------------------------

                  To: WILMINGTON TRUST COMPANY, as Depositary

            By Mail:                          Facsimile Transmission:          By Hand or Overnight Mail/Courier:
       Rodney Square North                (For Eligible Institutions Only)          1105 North Market Street
    1100 North Market Street                       (302) 651-1079                         First Floor
   Wilmington, Delaware  19890                                                    Wilmington, Delaware  19890
Attn:  Corporate Trust Operations                                              Attn:  Corporate Trust Operations
                                            For Confirmation Telephone:
                                                   (302) 651-8869

 This Letter of Transmittal, including the accompanying Instructions, should be read carefully before this Letter of Transmittal is completed.

Delivery of this Letter of Transmittal to an address or via a facsimile transmission other than as set forth above does not constitute a valid delivery. Delivery to First Merchants Corporation or the book-entry transfer facility will not constitute a valid delivery to the Depositary. PLEASE DO NOT MAIL OR DELIVER ANY SHARES (AS DEFINED BELOW) TO FIRST MERCHANTS CORPORATION.
DELIVERIES TO FIRST MERCHANTS CORPORATION WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

-----------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------
Print Name and Address of Registered Holder(s)                            Certificate(s) Enclosed
(Please fill in exactly as name(s) appear(s) on                      (Attach signed list if necessary)
               certificate(s))
-----------------------------------------------------------------------------------------------------------------
                                                                       Number of Shares
                                                   Share Certificate    Evidenced by       Number of  Shares
                                                        Number(s)       Certificate(s) *      Tendered  **
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------

                                               ------------------------------------------------------------------

                                               ------------------------------------------------------------------

                                               ------------------------------------------------------------------

                                               ------------------------------------------------------------------

                                               ------------------------------------------------------------------

                                               ------------------------------------------------------------------

                                               ------------------------------------------------------------------

                                               ------------------------------------------------------------------

                                               ------------------------------------------------------------------
                                                Total:
-----------------------------------------------------------------------------------------------------------------
 *   Need not be completed by shareholders that tender Shares by book-entry transfer.
 **  Unless otherwise instructed, it will be assumed that all Shares described above are being tendered.
     See Instruction 4.
------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed only (a) if certificates representing Shares (as defined below) are to be forwarded herewith or (b) if tenders of Shares are to be made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the First Merchants Corporation Offer to Purchase (the "Offer to Purchase"). Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

     Shareholders whose Share certificates are not immediately available or who cannot deliver such certificates and all other documents required by this Letter of Transmittal to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Individual: _____________________________________________

     Account Number: ___________________Transaction Code Number: _______________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s): __________________________________________

     Date of Execution of Notice of
     Guaranteed Delivery: ______________________________________________________

     Name of Institution with Guaranteed Delivery: _____________________________

     Give Account Number and Transaction Code if Delivered by Book-Entry
     Transfer:

     DTC Account No.: __________________________________________________________

     DTC Transaction Code No.: _________________________________________________


              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TO WILMINGTON TRUST COMPANY, AS DEPOSITARY:

     The undersigned hereby tenders to First Merchants Corporation, an Indiana corporation (the "Company"), the above-described shares of common stock, no par value, of the Company (the "Shares"), at a price of $28.00 per Share, net to the seller in cash, without interest thereon, pursuant to the Company's offer to purchase up to 1,200,000 Shares, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated November 19, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Shares tendered hereby or orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (a) deliver certificate(s) representing such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares; (b) present certificates for such Shares for cancellation and transfer on the Company's books; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby covenants, represents and warrants to the Company that:

     . the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of such Shares, and not subject to any adverse claims;

     . the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), and (b) such tender of Shares complies with Rule 14e-4;

     . the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby; and

     . the undersigned has read, understands and agrees to all of the terms and conditions of the Offer.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Purchase Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

     The undersigned understands that:

          . the Company has, upon the terms and subject to the conditions of the Offer, determined a single per Share price of $28.00 per Share, net to the seller in cash, without interest thereon (the "Purchase Price");

          . Company will pay for Shares validly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered by tendering shareholders;

          . all Shares validly tendered prior to the Expiration Date and not withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions;

          . the Company will return all other Shares not purchased pursuant to the Offer, including Shares not purchased because of proration;

          . the Company has reserved the right, in its sole discretion, to purhase more than 1,200,000 Shares pursuant to the Offer; and

          .  the tender of Shares pursuant to any of the procedures described in
             Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated below, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below.

     The check for the aggregate net Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated below, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below.

     In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the Purchase Price and/or return any Shares not so tendered or accepted for payment in the name of and deliver said check and/or return such Shares to the person or persons so indicated. Shareholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility by making an appropriate entry under "Special Payment Instructions."

     The undersigned acknowledges that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of its registered holder(s) thereof, or to order the registration or transfer of any Shares tendered by book-entry transfer, if the Company does not purchase any of such Shares.

              NOTE: SIGNATURES MUST BE PROVIDED ON THE NEXT PAGE. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

________________________________________________________________    _______________________________________________________________
                                                                                           IMPORTANT:
                                                                                    ALL SHAREHOLDERS SIGN HERE
                                                                               (Also Complete Substitute Form W-9 Below)

                                                                    _______________________________________________________________
                                                                                         Signature of Holder

       SPECIAL PAYMENT INSTRUCTIONS                                 _______________________________________________________________
     (See Instructions 1, 4, 5, 6 and 8)                                                  Signature of Holder

  To be completed ONLY if certificates for Shares not tendered or
not purchased and/or the check for the Purchase Price of              Dated ____________________________, 1999
Shares is to be issued in the name of someone other than the
undersigned or if Shares tendered by book-entry transfer which        Area Code and
are not purchased are to be returned by credit to an account          Telephone Number:   _________________________________________
maintained by the Book-Entry Transfer Facility.
                                                                      (Must be signed by the registered holder(s) exactly as name(s)
Issue:   [ ] Chekc to:     [ ]   Certificates to:                     appear(s) on share certificate(s) or on a security listing or by  person(s) authorized to become registered holder(s) by
 Name: _____________________________________________________          certificate(s) and documents transmitted herewith.  If
                   (Please Print)                                     signature is  by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of corporation or any other
Address: ___________________________________________________          person acting in a fiduciary or representative capacity,
                                                                      please set forth full title. See Instruction 5.)
____________________________________________________________
                  (Include Zip Code)                                  Name(s): ____________________________________________________
                                                                                           (Please print)
____________________________________________________________
       (Tax Identification or Social Security No.)                    Capacity (full title):  _____________________________________

If Special Payment Instructions are being given, please remember      Address: ____________________________________________________
to have your signature guaranteed.
                                                                      _____________________________________________________________
                                                                                            (Include Zip Code)

                                                                      _____________________________________________________________
                                                                                      Tax Identification or Social Security No.
                                                                                             (see Substitute Form W-9)

                                                                    _______________________________________________________________
_________________________________________________________________   _______________________________________________________________
_________________________________________________________________                            GUARANTEE OF SIGNATURE(S)
            SPECIAL DELIVERY INSTRUCTIONS                                                   (See Instructions 1 and 5)
       (See Instructions 1, 4, 5, 6 and 8)
                                                                      Name of Firm: _______________________________________________
   To be completed ONLY if certificate(s) for Shares not tendered
  or not purchased and any check for the Purchase Price of Shares     Authorized Signature: _______________________________________
  are to be mailed or sent to someone other than the undersigned,
  or to the undersigned at an address other than that shown below     Name: _______________________________________________________
  the undersigned's signature(s).                                                               (Please Print)

  Mail:  [ ]   Check to:    [ ]   Certificate(s) to:                  Title: ______________________________________________________

                                                                      Address: ____________________________________________________
 Name: ______________________________________________________
                        (Please Print)
                                                                      ____________________________________________________________
  Address: __________________________________________________                              (Include Zip Code)
                                                                      Area Code and
  ___________________________________________________________         Telephone Number: __________________________________________
                      (Include Zip Code)

  ___________________________________________________________         ____________________________________________________________
           (Tax Identification or Social Security No.)                            Tax Identification or Social Security No.

  If Special Delivery Instructions are being given, please            Dated: _____________________________________________________
  remember to have your signature guaranteed.
_________________________________________________________________     ____________________________________________________________

--------------------------------------------------------------------------------
                                   ODD LOTS
                              (See Instruction 7)

     To be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on November 15, 1999, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

  [ ] was the beneficial or record owner of, as of the close of business on November 15, 1999, and continues to own, beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

  [ ] is a broker, dealer, commercial bank, trust company, or other nominee that
  (a) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on November 15, 1999, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            FIRST MERCHANTS CORPORATION DIVIDEND REINVESTMENT PLAN
                             (See Instruction 14)

       This section is to be completed ONLY if Shares held in the Company's Dividend Reinvestment Plan are to be tendered.

   [ ] By checking this box, the undersigned represents that the undersigned is a participant in the First Merchants Corporation Dividend Reinvestment Plan and hereby tenders the following number of Shares held in the Dividend Reinvestment Plan account of the undersigned:____________________ Shares*

*The undersigned understands and agrees that all Shares held in the Dividend
 Reinvestment Plan account of the undersigned will be tendered if the above box is checked and the space above is left blank.


--------------------------------------------------------------------------------

        THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING SHAREHOLDERS.
                             (See Instruction 11)

                    PAYER'S NAME: WILMINGTON TRUST COMPANY


---------------------------------------------------------------------------------------------------------------------------------
                       PART 1 - TAXPAYER IDENTIFICATION NUMBER--FOR ALL ACCOUNTS,    ____________________________
                       ENTER TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT           Social Security Number
                       AND CERTIFY BY SIGNING AND DATING BELOW.  For most
                       individuals and sole proprietors, this is your Social         OR __________________________
                       Security Number. For other entities, it is your Employer          Employer Identification
                       Identification Number.  If you do not have a number, see                    Number
                       "How to Obtain a TIN" in the enclosed Guidelines.

                       Note:  If the account is in more than one name, see the
                       chart on page 1 of the enclosed Guidelines to determine
                       what number to enter.
                      -------------------------------------------------------------------------------------------------------------
                       PART 2  - For payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.
                      -------------------------------------------------------------------------------------------------------------
                       Certification - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                       (1)  The number shown on this form is my correct Taxpayer
SUBSTITUTE                  Identification Number (or I am waiting for a number to
                            be issued to me), and either: (a) that I have mailed
FORM W-9                    or delivered an application to receive a taxpayer
Department of the           identification number to the appropriate Internal
Treasury                    Revenue Service Center or Social Security
Internal Revenue            Administration Office, or (b) I intend to mail or
Service                     deliver an application in the near future. I
                            understand that, notwithstanding the information I
                            provided in Part 3 of the Substitute Form W-9, if I do
                            not provide a taxpayer identification number to the
                            Depositary within sixty (60) days, the Depositary is
                            required to withhold 31% of all cash payments made to
Payer's Request for         me thereafter until I provide a number.
Taxpayer
Identification         (2)  I am not subject to backup withholding because: (a) I
Number                      am exempt from backup withholding, or (b) I have not          PART 3 -
                            been notified by the Internal Revenue Service that I
                            am subject to backup withholding as a result of a             Awaiting TIN  [ ]
                            failure to report all interest or dividends or (c) the
                            Internal Revenue Service has notified me that I am no
                            longer subject to backup withholding.

                       (3) Any other information provided on this form is true, correct and complete.

                       Certification Instructions - You must cross out item (2)
                       above if you have been notified by the Internal Revenue
                       Service that you are currently subject to backup
                       withholding because of underreporting interest or dividends on your tax return.  However, if after you have been
                       notified by the Internal Revenue Service that you were
                       subject to backup withholding you received another
                       notification from the Internal Revenue Service that you are no longer subject to backup withholding, do not cross out
                       item (2).
                      ---------------------------------------------------------------

                       Signature: ________________________________  Date: _________
---------------------------------------------------------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
             NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
                      IF YOU CHECKED THE BOX IN PART 3 OF
                             SUBSTITUTE FORM W-9.


----------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) that I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) that I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part 3 of the Substitute Form W-9, if I do not provide a taxpayer identification number to the Depositary within sixty
  (60) days, the Depositary is required to withhold 31% of all cash payments made to me thereafter until I provide a number.


  Signature: ______________________________  Date_______________
----------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1.  Guarantee of Signatures. No signature guarantee is required if either:
(a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes hereof, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) tendered hereby exactly as the name of such registered holder appears on the certificate(s) for such Shares tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above; or (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank, trust company, savings bank, savings and loan association or credit union which has a membership in an approved Signature Guarantee Medallion Program (each of the foregoing constituting an "Eligible Institution"). In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase.Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal (or facsimile hereof), and any other documents required by this Letter of Transmittal, should be either mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date.

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT
                    CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth therein. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY. DO NOT MAIL OR DELIVER TO THE COMPANY.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s) thereof, unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

     5.  Signatures on Letter Of Transmittal; Stock Powers and Endorsements.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any alteration or change whatsoever.

     (b) If any of the Shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

     (c) If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles hereof) as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof. Signature(s) on such certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, such certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Company of their authority to so act.

     6. Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, either (a) payment of the Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s), or (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s) or (c) certificate(s) representing tendered Shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption therefrom is submitted.

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

     7. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares validly tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares validly tendered by any shareholder who owned, beneficially or of record, as of the close of business on November 15, 1999, and as of the Expiration Date, an aggregate of fewer than 100 Shares, and who validly tenders all of such holder's Shares (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal is completed.

     8. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     9. Irregularities. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be resolved by the Company (or by its representatives, including the Depositary), in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular shareholder, and the Company's interpretation of the terms of the Offer (including these Instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured by the tendering shareholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     10. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth on the back cover of the Offer to Purchase or from brokers, dealers, commercial banks or trust companies.

     11. Substitute Form W-9 and Form W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign shareholders (in addition to foreign corporations) are not subject to these backup withholding and reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statements may be obtained from the Depositary.

     12. Withholding On Foreign Shareholders. Even if a foreign shareholder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or such holder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a "foreign shareholder" is any shareholder that for United States federal income tax purposes is not (a) a citizen or resident of the United States, (b) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District

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

of Columbia), (c) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (d) a trust
(i) the administration over which a United States court can exercise primary supervision and (ii) all of the substantial decisions of which one or more United States persons have the authority to control. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such foreign shareholder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

     FOREIGN SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS RE-GARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

     13. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate(s) representing Shares has been lost, stolen, destroyed or mutilated, the shareholder should promptly notify the Information Agent. Such share-holder will then be instructed by the Information Agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

     14. Dividend Reinvestment Plan. Shareholders who participate in the Company's Dividend Reinvestment Plan who want to tender Shares held under that plan pursuant to the Offer should mark the box under "FIRST MERCHANTS CORPORATION DIVIDEND REINVESTMENT PLAN" and indicate the number of Shares that are to be tendered. If such box is marked but the number of Shares to be tendered is not indicated, all Shares held for the shareholder's account in the Company's Dividend Reinvestment Plan will be tendered.

   THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (OR FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO 5:00 P.M. EASTERN TIME, ON THE EXPIRATION DATE.

                    The Information Agent for the Offer is:
                   Georgeson Shareholder Communications Inc.
                         17 State Street, 10/th/ Floor
                           New York, New York 10004
        (212) 440-9800 (Call Collect) or Call Toll Free (800) 223-2064

                     The Dealer Manager for the Offer is:
                           McDonald Investments Inc.
                          McDonald Investment Center
                              800 Superior Avenue
                              Cleveland, OH 44114
                                (216) 443-2300

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